Exhibit 10.67

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

FIRST AMENDMENT TO DEVELOPMENT AGREEMENT

This First Amendment to Development Agreement (this “Amendment”) is entered into as of November 8, 2010 (the “Amendment Effective Date”) by and between Applied Micro Circuits Corporation, a Delaware corporation having a place of business at 215 Moffett Park Drive, Sunnyvale, CA 94089 (“APM”), and Veloce Technologies, Inc., a Delaware corporation having a place of business at 20813 Stevens Creek Boulevard, Suite 100, Cupertino, CA 95014 (“Company”). As used herein, APM and Company are referred to herein individually as a “Party” and collectively, as the “Parties.”

Background

WHEREAS, effective May 17, 2009 (the “Agreement Date”), each of (i) APM and Company entered into that certain Development Agreement (the “Initial Development Agreement”), pursuant to which, among other things, the Company agreed to develop exclusively for APM one or more semiconductor processors that meet certain specifications provided in the Initial Development Agreement and the Merger Agreement (defined below), for inclusion in integrated circuits having other structures designed by APM, (ii) APM, the Company, Espresso Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of APM (“Merger Sub”), and Jeffrey Harrell, an individual, as representative of the stockholders of Company, entered into that certain Agreement and Plan of Merger (as amended to date, the “Merger Agreement”) pursuant to which Merger Sub shall be merged with and into Company, the separate existence of Merger Sub shall cease and Company will continue as the surviving corporation in the merger and shall continue its existence under the laws of the State of Delaware, in accordance with the terms provided therein (the “Merger”), and (iii) APM, Company, the securityholders of Company and Jeffrey Harrell, an individual, as the purchaser representative, entered into that certain Securityholder Agreement (as amended to date, the “Securityholder Agreement”), pursuant to which, among other things, such securityholders agree to certain voting provisions with respect to their shares of Company Common Stock, and certain restrictions on the transferability thereof, and Company agreed not to issue additional equity interests in Company except in accordance with the terms of such agreement; and

WHEREAS, subsequent to the Agreement Date, the Parties acknowledged and agreed that it is in the best interests of APM and Company to modify the terms and conditions of the Initial Development Agreement, in each case as set forth in this Amendment and its Exhibits, as well as to make corresponding modifications to the Merger Agreement and the Securityholder Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration received and to be received by the Parties hereunder, the Merger Agreement and Securityholder Agreement, the Parties agree to the following:

Agreement

1.	ENGAGEMENT

1.1 Definitions. Section 1.8 of the Initial Development Agreement is hereby amended and restated in its entirety as follows: “Project” means the development efforts as described in Section 2.1.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

1.2 Project. Section 2.1 of the Initial Development Agreement is hereby amended and restated in its entirety as follows: Company will use diligent efforts to develop the […***…] (as defined in the Merger Agreement), as further described in Exhibit A attached hereto, which meets the specifications and the requirements provided in the Merger Agreement (as such specifications and requirements have been amended as of the Amendment Date and may be amended from time to time in accordance with the terms hereof, the “Design Requirements”). The Company will meet all of the milestones provided in Exhibit B attached hereto (the “Milestones”) by the applicable due dates specified therein. Company will also use diligent efforts to develop the […***…] and the […***…] (each as defined in the Merger Agreement) to the extent such efforts occur prior to the Merger.

1.3 Project Managers. For purposes of Section 2.6 of the Initial Agreement, (i) […***…] shall be deemed to be acceptable by the Company as Project Manager for APM, and (ii) […***…] shall be deemed to be acceptable by APM as Project Managers for the Company.

1.4 […***…]. In addition to the […***…] described in […***…] of the Initial Development Agreement, […***…] will be responsible for providing […***…], at […***…] cost and expense, access and license to use the […***…]. From and after the Amendment Effective Date, […***…] will no longer provide […***…] with any rights to use […***…]. To the extent that […***…] are provided […***…] agrees that […***…].

2.	PAYMENT

2.1 Quarterly Payments. From and after the date of this Amendment, in consideration for Company’s performance of the Project as modified pursuant to this Amendment, during the term of this Agreement, AMCC will pay Company up to the full quarterly payment (each, a “Quarterly Payment”), for up to twelve (12) consecutive calendar quarters (each a “Calendar Quarter”) (or portions thereof), commencing with the Calendar Quarter in which this Amendment is entered into (the “Quarterly Payment Period”), subject to such shorter period provided under Section 9.4.2 of the Initial Development Agreement in the event of a Good Faith Allegation of Breach (as defined in such Section 9.4.2), provided that APM may deduct from each Quarterly Payment for a Calendar Quarter […***…] with respect to such Calendar Quarter and with respect to any prior Calendar Quarter that was not deducted from a Quarterly Payment. From and after the Calendar Quarter commencing April 1, 2010, the Quarterly Payment hereunder shall be an amount equal to $2.25 Million. A Calendar Quarter begins on January 1st, April 1st, July 1st, and October 1st of each applicable year. APM shall have the right (upon a request by the Company), but not the obligation (except that Parent shall not unreasonably refuse such a request), to pay Company an amount above each such Quarterly Payment in order to assist Company in meeting expenses to perform its obligations under this Agreement, provided that the total of all amounts paid by APM to Company pursuant to this sentence (collectively, the “Prepayment”) shall be deducted from the consideration payable by APM at the closing of the Merger pursuant to the Merger Agreement. For all periods prior to the date of this Amendment, the terms and conditions of Section 3 of the Initial Development Agreement shall continue to govern and control.

2.2 […***…] Expenses. In addition to the Quarterly Payments, APM will pay for costs associated with (i) […***…].

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

3.	REPRESENTATIONS AND WARRANTIES

Representations, Warranties and Covenants of APM. APM represents and warrants to Company that each of the representations and warranties set forth in Section 7.1 of the Initial Development Agreement are true and correct in all respects as of the Amendment Date. APM will continue to perform each its covenants set forth in Section 7.1 thereof from and after the Amendment Date and for the duration of the Project.

Representations, Warranties and Covenants of Company. Company represents and warrants to APM that each of the representations and warranties set forth in Section 7.2 of the Initial Development Agreement are true and correct in all respects as of the Amendment Date. APM will continue to perform each its covenants set forth in Section 7.2 thereof from and after the Amendment Date and for the duration of the Project.

4.	TERM AND TERMINATION

4.1 Good Faith Allegation of Breach. Effective from and after the Amendment Date, Section 9.4.2 of the Initial Development Agreement is hereby amended to increase from $1,500,000 to $2,250,000 the amount of each periodic payment by APM to Company payable during the pendency of a Good Faith Allegation of Breach.

5.	GENERAL PROVISIONS

Except as expressly set forth in this Amendment, each term and provision of the Initial Agreement shall remain in full force and effect. To the extent there is a conflict between this Amendment and the Initial Development Agreement, the provisions of this Amendment shall control.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

APPLIED MICRO CIRCUITS CORPORATION		VELOCE TECHNOLOGIES, INC.

Signed:	/s/	Signed:	/s/

Name:	Paramesh Gopi	Name:	Balaji Baktha

Title:	CEO	Title:	President and Chief Executive Officer

Address:	215 Moffett Park Drive Sunnyvale, CA 94089	Address:	20813 Stevens Creek Blvd., Suite 100 Cupertino, CA 95014

Fax No.:	(408) 542-8600	Fax No.:	(408) 351-0208

[SIGNATURE PAGE TO DEVELOPMENT AGREEMENT]

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

EXHIBIT A

[…***…] DESCRIPTIONS

[…***…]

A-1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

EXHIBIT B

MILESTONES

[…***…]

Note: 90 day cure period